Exhibit 99.1

Apollo Completes Merger with Athene and Finalizes Key Governance Enhancements

Fully Aligned and Capital Efficient Model Positions Apollo for Differentiated Growth and Returns

Enhanced Liquidity and Trading Profile Expected to Attract Broader, More Diversified Investor Base

NEW YORK – January 3, 2022 – Apollo and Athene today announced the successful completion of their merger under Apollo Global Management, Inc. (NYSE: APO), a high-growth alternative asset manager with asset management and retirement services capabilities.

“Apollo and Athene are world-class franchises that have flourished as strategic partners, and we expect the full alignment achieved by our merger will accelerate our collective growth,” said Apollo CEO Marc Rowan. “I am thrilled to partner with experienced leaders and talented teams within both businesses that will drive our differentiated ‘One Apollo’ model forward. Together, we will continue to serve the investment return and retirement savings needs of all our clients.”

“Athene and Apollo have seen tremendous mutual benefit from our longstanding strategic relationship, and now with full alignment our value will be significantly stronger than the sum of our parts,” said Jim Belardi, CEO of Athene. “This combination is a competitive differentiator and a growth accelerant, bringing expected benefits to all of our shareholders, policyholders and important stakeholders.”

“As a combined public company, we have created a superior model to deliver highly stable and diversified earnings, to accelerate our growth, and to originate the highest quality assets for our clients. Together we articulated an attractive plan to generate $15 billion of deployable capital over the next five years and more than double our fee-related earnings. We are excited to continue executing on this plan together,” said Scott Kleinman and Jim Zelter, Co-Presidents of Apollo Asset Management.

As a result of the merger, the combined entity Apollo Global Management, Inc., led by Chief Executive Officer Marc Rowan, has two principal subsidiaries: Apollo Asset Management (formerly Apollo Global Management, Inc.), its alternative asset management business, and Athene, its retirement services business. Apollo Asset Management will continue to be led day-to-day by its Co-Presidents Scott Kleinman and Jim Zelter, while Athene will continue to be led by its CEO Jim Belardi. Apollo’s Board of Directors is led by non-executive Chair Jay Clayton and comprised of a highly qualified, diverse, and two-thirds independent group of directors representing both parts of the business. The full list of representatives can be found in the governance section of Apollo.com/stockholders.

Following the transaction, Apollo Global Management, Inc. is now the publicly traded combined entity, with approximately 600 million shares of a single class of voting stock entitled to one vote per share. Each outstanding Class A common share of Athene was exchanged for a fixed ratio of 1.149 shares of Apollo stock. The last trading day closing prices of Apollo and Athene common stock imply that the combined Apollo opens with a market capitalization of $43 billion. Management continues to expect the transaction to be credit ratings positive for all rated entities within the combined company.

As a larger and more liquid company with a single class of common stock and industry-leading corporate governance, Apollo is now eligible for inclusion in the S&P 500 index. In addition, Apollo expects the enhanced trading profile of its stock to attract a broader and diversified investor base over time.

About Apollo

Apollo is a global, high-growth alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of September 30, 2021, Apollo had approximately $481 billion of assets under management. To learn more, please visit www.apollo.com.

Forward-Looking Statements

This press release contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis and expectations regarding benefits anticipated to be derived from the merger (the “Merger”) with Athene Holding Ltd. (“Athene”). These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “may,” “will,” “could,” “should,” “might,” “target,” “project,” “plan,” “seek,” “continue” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new Apollo funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, and interest rate fluctuations, generally, Apollo’s ability to manage its growth, fund performance, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by Apollo Funds, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in Apollo’s regulatory environment and tax status, litigation risks and Apollo’s ability to recognize the benefits expected to be derived from the Merger. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in the joint proxy statement/prospectus filed by Apollo Global Management, Inc. (formerly known as Tango Holdings, Inc.) with the Securities and Exchange Commission (the “SEC”) on November 5, 2021, Apollo Asset Management Inc.’s (“AAM,” formerly known as Apollo Global Management, Inc.) Annual Report on Form 10-K filed with the SEC on February 19, 2021 and Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021, and Athene’s Annual Report on Form 10-K

filed with the SEC on February 19, 2021, its amendment to its annual report on Form 10-K/A filed with the SEC on April 20, 2021 and Quarterly Report on Form 10-Q filed with the SEC on November 8, 2021, as such factors may be updated from time to time in Apollo’s, AAM’s or Athene’s periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in other filings. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer of any Apollo fund.

Contacts:

For Investors:

Noah Gunn

Global Head of Investor Relations, Apollo

(212) 822-0540

IR@apollo.com

For Media:

Joanna Rose

Global Head of Corporate Communications, Apollo

(212) 822-0491

Communications@apollo.com

Amanda Carstens Steward

Head of Marketing & Corporate Communications, Athene

(515) 342 6473

Asteward@athene.com